Exhibit 10.12

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ADDENDUM NO. 1

TO THE SHIPBUILDING CONTRACT

HULL NO. [*]

DATED 14 SEPTEMBER 2012

between

MEYER WERFT GMBH, a company organized and existing under the laws of Germany, and having its principal office at Industriegebiet Süd, D-26871 Papenburg, Germany (the “Builder”); and

BREAKAWAY FOUR, LTD., a company incorporated in Bermuda and having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda (the “Buyer”); and

NCL CORPORATION LTD., a company incorporated in Bermuda having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda (“NCLC”).

Whereas, Article 14, Clause 11.2 states: “If this Contract has not come into effect by midnight in Miami on October 15, 2012 either party may, by written notice given to the other by midnight in Miami on October 31, 2012 cancel this Contract.”

Whereas the parties desire to amend a date within Article 14, Clause 11.2 states: “If this Contract has not come into effect by midnight in Miami on October 15, 2012 either party may, by written notice given to the other by midnight in Miami on October 31, 2012 cancel this Contract.”

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.	Article 14, Clause 11.2 of the Contract is herewith amended as follows:

If this Contract has not come into effect by midnight in Miami on October 17, 2012 either party may, by written notice given to the other by midnight in Miami on October 31, 2012 cancel this Contract.

If this Contract has not come into effect by midnight in Miami on October 17, 2012 either party may, by written notice given to the other by midnight in Miami on October 31, 2012 cancel this Contract.

2.	Words and expressions defined in the Contract shall have the same meanings when used herein.

3.	Except as set forth in this Addendum No. 1, the Contract shall remain unchanged and this Addendum No. 1 shall be treated as an integral part of the Contract.

IN WITNESS WHEREOF, the Builder, the Buyer and NCLC have duly executed this Addendum No. 1

/s/ signature illegible

For and on behalf of MEYER WERFT GmbH
October 15, 2012	/s/ signature illegible

/s/ Wendy Beck

For and on behalf of Breakaway Four, Ltd.
October 15, 2012

/s/ Wendy Beck

For and on behalf of NCL Corporation Ltd.
October 15, 2012